  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 11, 2022

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Suite 900
Miami, FL 33130
(Address of principal executive offices, including zip code)

(786) 209-3368
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

As previously announced on September 14, 2022, the board of directors of Laureate Education, Inc. (the “Company”) approved, pursuant to the previously announced adoption of a plan of partial liquidation (the “Plan”) related to the distribution of net proceeds from the Company’s sale of Walden e-Learning LLC (the “Sale”), the payment of a special cash distribution (the “Distribution”) equal to $0.83 per each share of the Company’s Common Stock, par value $0.004 per share, to each holder of record on September 28, 2022. The Distribution is scheduled to be paid on October 12, 2022. Based on the number of shares outstanding on the record date, the aggregate amount of the Distribution will be approximately $137 million.

In advance of the October 12, 2022 payment date, the Company is providing the below information to supplement the “Summary of Material U.S. Federal Income Tax Consequences to the Receipt of the Distribution” included in the Company’s Form 8-K filed on September 14, 2022.

In general, except as described in the immediately succeeding paragraph, the Company will treat the Distribution as a partial liquidation for U.S. federal income tax purposes as the Company obtained a private letter ruling from the Internal Revenue Service that, in summary, provides that the Distribution will be treated as a distribution in partial liquidation. As a result, each holder of Company common stock that is not a corporation (for this purpose any stock held by a partnership, estate or trust will be treated as if it were actually held proportionately by its partners or beneficiaries) (a non-corporate shareholder) will be treated as having a portion of its Company common shares redeemed and will recognize gain or loss equal to the difference between the cash received by such holder in the Distribution and its adjusted tax basis in the Company common stock deemed to have been exchanged therefor. Each corporate shareholder generally will be required to treat the Distribution as a dividend for federal income tax purposes to the extent of the Company’s current and accumulated earnings and profits (as determined for federal income tax purposes).

Notwithstanding the above, the Company is not yet able to finally determine the amount of net proceeds from the Sale as relevant for purposes of the private letter ruling described above. If the amount of the Distribution exceeds the net proceeds from the Sale, a portion of the Distribution could be treated as a distribution with respect to, rather than in exchange for, stock for U.S. federal income tax purposes. Accordingly, such portion of the Distribution would be treated as a dividend for U.S. federal income tax purposes to the extent of the Company’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). To the extent that amounts received pursuant to the Distribution that are treated as distributions exceed the Company’s current and accumulated earnings and profits, the distribution will first be treated as a non-taxable return of capital, causing a reduction in the tax basis of a holder’s shares, and any amounts in excess of a holder’s tax basis will result in capital gain.

Given the Company is not yet able to determine the final amount of net proceeds from the Sale, for purposes of determining the amount of U.S. federal withholding taxes with respect to foreign non-corporate shareholders, the Company intends to treat 30% of the Distribution (i.e., approximately $0.25 of the Distribution per share) as a dividend rather than as a distribution in exchange for stock. For accounts held by stockholders of record with the Company’s transfer agent, American Stock Transfer & Trust Company (“AST”), the Company has instructed AST as paying agent to withhold tax on such portion of the Distribution payable to foreign non-corporate shareholders. The paying agent will generally withhold tax at a rate of 30% unless an applicable income tax treaty specifies a lower rate and the shareholder has provided proper certification of its eligibility for such lower rate. In the case of foreign corporate shareholders, the paying agent will withhold tax on the entire amount of the Distribution. All foreign shareholders should consult their own tax advisors regarding their particular facts and circumstances and the possibility of obtaining a refund or credit of amounts withheld.

The Company intends to disclose further information at such time as when the Company has finally determined, for U.S. federal income tax purposes, the amount of net proceeds from the Sale and, accordingly, the portion of the Distribution treated as a liquidating distribution and the portion to be treated as a distribution with respect to, rather than in exchange for, stock.

For further information regarding tax considerations, see the Company’s Form 8-K filed on September 14, 2022 with the SEC. All holders of Laureate Education, Inc. common stock should consult their own tax advisors to determine the particular tax consequences to them of the distribution, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

Forward-Looking Statements

This Current Report on Form 8-K may include certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions that concern our strategy, plans or intentions. In particular, statements regarding the impact of the Distribution and the amount, timing, process, tax treatment and impact of any future special distributions under the Plan represent forward-looking statements. Forward‑looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 24, 2022, our Quarterly Reports on Form 10-Q filed and to be filed with the SEC and other filings made with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Vice President, Assistant General Counsel and Secretary

Date: October 11, 2022
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